SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 5, 2001

Commission                                                           IRS
  File                                                             Employer
Number  Exact name of registrant as specified in its charter  Identification No.
  1-12869          CONSTELLATION ENERGY GROUP, INC.               52-1964611



                                                  Maryland
                                        -----------------------------------
              (State or other jurisdiction of incorporation for each registrant)


                     250 W. Pratt Street, Baltimore, Maryland             21201
              ------------------------------------------------------- ----------
                        (Address of principal executive offices)      (Zip Code)


              Registrants' telephone number, including area code: (410) 234-5000

                                         Not Applicable
              ------------------------------------------------------- ----------
                 (Former name or former address, if changed since last report)

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ITEM 5.  Other Events

The sole purpose of this amendment filing is to file a new consent of independent accountants to replace the consent filed in the Form 8-K dated March 5, 2001. Other than this amendment, no other changes are being made to the information reported in the Form 8-K dated March 5, 2001.



ITEM 7.  Financial Statements and Exhibits

(c)   Exhibit No. 23       Consent of PricewaterhouseCoopers LLP,
                             Independent Accountants





                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONSTELLATION ENERGY GROUP, INC.
                                      ------------------------------------------
                                      (Registrant)

               March 16, 2001         /s/ David A. Brune
                                      ------------------
                                      David A. Brune, Vice President
                                      on behalf of the Registrant and as
                                      Principal Financial Officer of Registrant



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